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                                                                     EXHIBIT 4.1


COMMON STOCK                                                    COMMON STOCK

  NUMBER                                                          SHARES
GVN

                         [LOGO OF GENVEC APPEARS HERE]

THIS CERTIFICATE IS TRANSFERABLE IN                     SEE REVERSE FOR CERTAIN
NEW YORK, NY OR RIDGEFIELD PARK, NJ                     DEFINITIONS AND A
                                                        STATEMENT AS TO THE
                                                        RIGHTS, PREFERENCES,
                                                        PRIVILEGES AND
                                                        RESTRICTIONS ON SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                        CUSIP 37246C 10 9

THIS CERTIFIES THAT






IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER
                                   SHARE, OF
                                 GENVEC, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


             /s/ TOM SMART                         /s/ PAUL H. FISCHER
   CORPORATE SECRETARY AND TREASURER      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                     [GENVEC CORPORATE SEAL APPEARS HERE]

                                 GENVEC, INC.
                                   CORPORATE
                                     SEAL
                                     1992
                                   DELAWARE

COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY
                AUTHORIZED SIGNATURE
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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to
 JP TEN  - as joint tenants with                    Minors Act..................
           right of survivorship                                   (State)
           and not as tenants in  UNIF TRF MIN ACT- .....Custodian (until age..)
           common                                   (Cust)
                                                    ......under Uniform Transfer
                                                    (Minor)
                                                    to Minors Act...............
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________


                                          X   __________________________________

                                          X   __________________________________
                                      NOTICE:  THE SIGNATURE(S) TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME(S) AS WRITTEN UPON THE
                                               FACE OF THE CERTIFICATE IN EVERY
                                               PARTICULAR WITHOUT ALTERATION OR
                                               ENLARGEMENT OR ANY CHANGE
                                               WHATEVER.
Signature(s) Guaranteed





By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE MEDALLION GUARANTEE PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.